                                                                    EXHIBIT 10.1



                            WHITFIELD HOLDINGS, LTD.
                          (A Development Stage Company)












                      AUDITED INTERIM FINANCIAL STATEMENTS
                        FOR THE PERIOD ENDED MAY 22, 1998

                                TABLE OF CONTENTS


                                                          Page
                                                          ----
Accountant's Report                                        1

Financial Statements

    Balance Sheet                                          2

    Statements of Loss and Accumulated Deficit             3

    Statements of Cash Flows                               4

    Statements of Changes in Stockholders' Equity          5

Notes to Financial Statements                              6-7

                        [WILLIAM L. BUTCHER LETTERHEAD]

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors and Stockholders of Whitfield Holdings, Ltd.
St. John's, Antigua, West Indies

I have audited the accompanying Balance Sheet of Whitfield Holdings, Ltd. as of May 22, 1998 and the related Statements of Loss and Deficit, Statement of Cash Flows for the periods then ended, and the Statement of Changes in Shareholders' Equity. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Whitfield Holdings, Ltd. as of May 22, 1998, and the results of its operations and its cash flows for the periods then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Whitfield Holdings, Ltd. will continue as a going concern. As discussed in Note 3 to the financial statements, Whitfield Holdings, Ltd. is engaged in new operations, and the ability to continue to exist as a going concern relies on the company's ability to retain adequate financing and to generate sufficient sales. Management plans in this regard are also described in Note 3. The financial statements do not include any adjustment that might result from the outcome of the uncertainty of future agreements, financings or sales.




/s/ WILLIAM L. BUTCHER
----------------------------------
WILLIAM L. BUTCHER, CPA P.S.
Everett, Washington
August 26, 1998

                            WHITFIELD HOLDINGS, LTD.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                  MAY 22, 1998
--------------------------------------------------------------------------------



                     ASSETS
                     ------

                                                 5/22/98
                                                --------

CURRENT ASSETS

   Cash                                            $ -0-
                                                --------

           Total Current Assets                      -0-

FIXED ASSETS

  Gaming System - Hardware                        47,030
  Gaming System - Software                        52,970
                                                --------

           Total Fixed Assets                    100,000
                                                --------
TOTAL ASSETS                                    $100,000
                                                ========




LIABILITIES AND STOCKHOLDERS' EQUITY


STOCKHOLDERS' EQUITY

  Common Stock, $10.00 par value;
  10,000 shares authorized;
  10,000 shares issued and outstanding
  at May 22, 1998                                100,000
                                                --------

           Total Stockholders' Equity            100,000
                                                --------
TOTAL LIABILITIES &
STOCKHOLDERS' EQUITY                            $100,000
                                                ========

            See accompanying notes and independent auditor's report.

                            WHITFIELD HOLDINGS, LTD.
                          (A Development Stage Company)
                    STATEMENT OF LOSS AND ACCUMULATED DEFICIT
                            INCEPTION TO MAY 22, 1998
--------------------------------------------------------------------------------



                                              Interim
                                            Period Ended
                                              5/22/98
                                              -------
REVENUE                                      $      -0-
COST OF SALES                                       -0-
                                             ----------

GROSS PROFIT (LOSS)                                 -0-
                                             ----------


OPERATING EXPENSES
 General & Administrative                           -0-
                                             ----------

           Total Operating Expenses                 -0-
                                             ----------

(LOSS) FROM OPERATIONS                              -0-
                                             ----------

NET INCOME (LOSS)                            $      -0-
                                             ==========

NET INCOME (LOSS) PER SHARE                  $    .0000
                                             ==========

NUMBER OF COMMON SHARES
OUTSTANDING                                      10,000
                                             ==========

            See accompanying notes and independent auditor's report.

                            WHITFIELD HOLDINGS, LTD.
                          (A Development Stage Company)
                  STATEMENT OF CASH FLOWS FOR THE PERIOD ENDING
                                  MAY 22, 1998
--------------------------------------------------------------------------------



                                                Interim
                                              Period Ended
                                                5/22/98
                                                -------
Cash Flows From
Operating Activities:

Net Loss                                        $    -0-
                                                --------

Adjustments to Reconcile
Net Loss to Net Cash
Provided by Operating Activities
   Net Cash Provided by
   Operating Expenses:
           (Increase) Decrease In:
              Gaming System - Hardware           (47,030)
              Gaming System - Software          (152,970)
                                                --------

Total Adjustments                               (100,000)

Net Cash Provided by
Operating Activities:                                -0-

Cash Flows From
Financing Activities:
   Common Stock                                  100,000
   Paid In Capital                                   -0-
                                                --------

Net Cash Received From
Financing Activities:                            100,000

Cash Beginning of Periods                            -0-
                                                --------

Cash End of Periods                                  -0-
                                                ========



            See accompanying notes and independent auditor's report.

                            WHITFIELD HOLDINGS, LTD.
                          (A Development Stage Company)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                  MAY 22, 1998
--------------------------------------------------------------------------------



                                      Common Stock
                                      ------------
                                                                Paid In           Accum.
                                 Shares           Amount        Capital           Deficit      Balance
                                 ------           ------        -------           -------      -------
April 28, 1998 -
Corporate Formation              10,000          $100,000       $    -0-            -0-        $100,000


BALANCE, MAY 22, 1998            10,000          $100,000       $    -0-            -0-        $100,000


            See accompanying notes and independent auditor's report.

                            WHITFIELD HOLDINGS, LTD.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                  MAY 22, 1998
--------------------------------------------------------------------------------



Note 1.  The Company

Whitfield Holdings, Ltd. (the "Company") was formed on April 28, 1998 under the laws of the Government of Antigua and Barbuda, West Indies. On May 20, 1998 the Company entered into an agreement with United RSB, Inc. to purchase and license back its race and sports book gaming system including hardware and software for $100,000 through the issuance of 10,000 shares of its common stock, having a par value of $10.00 per share (100% of its authorized, issued and outstanding common stock).

The license-back agreement provides for the payment to the Company of 2.4% of gross annual betting volume which for 1997 was $83,000,000, which would have generated 2.4% of $83,000,000, or $1,992,000 revenues to Whitfield.

On May 22, 1998 PAN Environmental Corporation ("PAN") symbol: "PANE" NASD:OTCBB acquired the Company as a wholly owned subsidiary by issuing 3,200,000 shares of its common stock into escrow, in a stock for stock acquisition, for 10,000 shares (100%) of Whitfield common stock. The 3,200,000 shares will be distributed out of escrow to Whitfield's shareholders on a quarterly basis based on Tropical's achieving $83,000,000 in gross annual betting volume or portion thereof.



Note 2.  Summary of Significant Accounting Policies

Company has not determined its accounting policies and procedures, except as follows: 1) The Company uses the accrual method of accounting; and 2) the Company has not yet adopted any policy regarding payment of dividends and no dividends have been paid since inception.



Note 3.  Going Concern

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities and realization of revenues in the normal course of business.



Note 4.  Related Party Transactions

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.



Note 5.  Warrants and Options

There are no warrants or options outstanding to issue any additional shares of common stock of the Company.

                            WHITFIELD HOLDINGS, LTD.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                                  MAY 22, 1998
--------------------------------------------------------------------------------



Note 7.  Company Facilities

The Company currently sub-leases furnished office space from its gaming system licensee, Tropical International Sports, Inc., successor to United RSB, Inc., for $1,000 per month.

                         PAN ENVIRONMENTAL CORPORATION
             AND WHOLLY OWNED SUBSIDIARY, WHITFIELD HOLDINGS, LTD.
                      CONSOLIDATED PRO FORMA BALANCE SHEET
                                  MAY 22, 1998



                                                       As of
                                                       May 22
                                                        1998
                                                     -----------
                    ASSETS

OTHER ASSETS
  Investment - Whitfield Holdings, Ltd.              $   100,000
  Settlement agreement - principals                      360,000
  Escrowed shares for debt, Millard account              225,000
                                                     -----------

           Total other assets                            685,000
                                                     -----------
TOTAL ASSETS                                         $   685,000
                                                     ===========



       LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
  Accounts payable                                   $   228,101
  Taxes payable                                           18,795
  Judgment payable                                       200,909
  Accrued judgment interest                               94,902
                                                     -----------

           Total current liabilities                     542,707
                                                     -----------
STOCKHOLDERS' EQUITY
  Common stock, $.001 par value;
    3,188,163 issued and outstanding
    at December 31, 1997, and
    7,218,163 issued and outstanding
    at May 22, 1998                                        7,218
  Additional paid-in capital                           1,529,405
  Accumulated deficit                                 (1,394,330)
                                                     -----------

           Total stockholders' equity                    142,293
                                                     -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY           $   685,000
                                                     ===========

                          PAN ENVIRONMENTAL CORPORATION
              AND WHOLLY OWNED SUBSIDIARY, WHITFIELD HOLDINGS, LTD.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE INTERIM PERIOD ENDED MAY 22, 1998



                                                      May 22
                                                       1998
                                                    -----------
Sales and Service Revenue                           $       -0-
                                                    -----------

Costs and Expenses
Materials, supplies and operating expenses               20,175
Interest and other debt expense                             -0-
Taxes other than income taxes                               -0-
                                                    -----------

Total Costs and Expenses                            $    20,175
                                                    -----------

Other Expense                                       $     5,000
                                                    -----------


Net Income (Loss)                                   $   (25,175)
                                                    ===========


Net Income (Loss) per Common Share (1)              $     (0.00)
                                                    ===========


Dividends per Common Share                          $       -0-
                                                    ===========

Notes:

(1) Based on net income, divided by
    average number of common shares
               outstanding of                         7,218,163